Exhibit 10.14

SECOND AMENDMENT

TO

DWIP LOAN AND SECURITY AGREEMENT

This Second Amendment to the DWIP Loan and Security Agreement (this “Amendment”) is entered into as of October 18, 2019 (the “Amendment Date”), by and between AP WIP Holdings, LLC, a Delaware limited liability company (the “Borrower”), certain of its subsidiaries as Asset Companies, Operating Companies signatory hereto, and Holdings Companies, AP Service Company, LLC, a Delaware limited liability company, as Servicer, Midland Loan Services, a division of PNC Bank, National Association, as Backup Servicer (“Backup Servicer”), Guggenheim Credit Services, LLC, a Delaware limited liability company (“Administrative Agent”), as successor agent to Guggenheim Corporate Funding, LLC, acting as administrative agent for the lenders (and such persons that become lenders) (each such lenders, a “Lender” and collectively, the “Lenders”), the Lenders a party hereto, Deutsche Bank Trust Company Americas, as collateral agent (in such capacity, the “Collateral Agent”), as calculation agent (in such capacity. the “Calculation Agent”) and as paying agent (in such capacity, the “Paying Agent”).

RECITALS

A. The Borrower entered into that certain DWIP Loan and Security Agreement dated August 12, 2014 (as the same may from time to time be amended. modified, supplemented or restated, the “Loan Agreement”).

B. The Borrower has requested that the Lenders amend the Loan Agreement to amend the definition of “Parent” from “Associated Partners, L.P.” to “AP WIP Investments Holdings, LP, a Delaware limited partnership”.

C. As required by Section 14.3 of the Loan Agreement, the Administrative Agent and the Majority Lenders have agreed to so amend certain provisions of the Loan Agreement to address the Borrower’s request in B. above, but only to the extent. in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

D. The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Paying Agent’s, Calculation Agent’s, Collateral Agent’s, Backup Servicer’s or Lenders’ rights or remedies as set forth in the Loan Agreement or other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration. the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

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2.1 Each of the parties to this Amendment agrees that, with effect on and from the Amendment Date, the Loan Agreement will be amended by this Amendment as set out in this Section 2.

2.2 Definition of Parent. Section 1.1 of the Loan Agreement shall be amended by replacing and amending and restating the definition of “Parent” with the following:

“Parent” means AP WIP Investments Holdings, LP, a Delaware limited partnership (or any other majority owned and controlled subsidiary of AP WIP Investments Holdings, LP).

2.3 All amendments set forth in this Section 2 shall automatically (without any further action or execution) amend and update any other Loan Documents, including the Note, to provide for the amendments set forth herein.

3. Limitation of Amendments.

3.1 This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Loan Documents except as expressly stated herein and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which any Lender may now have or may have in the future under or in connection with any Loan Document. Except as expressly amended hereby, the provisions of the Loan Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents.

3.2 Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof. (i) all conditions, terms, representation, warranties, covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment, (ii) this Amendment shall not constitute a novation of the Loan Agreement or any other Loan Document and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Loan Documents.

3.3 Any terms or conditions in the Loan Agreement not otherwise addressed herein shall apply to this Amendment in the same manner it applies to the Loan Agreement, including without limitation, the “Applicable Law”, “Consent to Jurisdiction”. “Waiver of Jury Trial”, and “Confidentiality” sections of the Loan Agreement,

3.4 Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to this Agreement”, “hereunder”. “hereof’ or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof’ or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

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4. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

4.1 the execution and delivery of this Amendment by the Borrower, the Administrative Agent and the Majority Lenders;

4.2 the Lenders shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed and shall be in form and substance satisfactory to the Administrative Agent and the Majority Lenders.

4.3 The Borrower shall have paid to the Administrative Agent, for the account of each Lender, any fees due as of the Amendment Date.

4.4 The Borrower shall have paid to the Backup Servicer. the Paying Agent. the Calculation Agent and the Collateral Agent, any fees due as of the Amendment Date (including the fees of its counsel incurred in connection with this Amendment).

4.5 The representations and warranties set forth in this Amendment and the other Loan Documents shall be true and correct in all material respects as of the Amendment Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

4.6 At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall exist or would result from this Amendment.

5. Representations and Warranties. To induce the Lenders and the Backup Servicer, the Paying Agent. the Calculation Agent and the Collateral Agent to enter into this Amendment, each Loan Party hereby represents and warrants to each Lender and to the Backup Servicer, the Paying Agent, the Calculation Agent and the Collateral Agent as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Default or Event of Default has occurred and is continuing;

5.2 The Loan Parties have the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The execution and delivery by the Loan Parties of this Amendment and the performance by the Loan Parties of their obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

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5.4 The execution and delivery by the Loan Parties of this Amendment and the performance by the Loan Parties of their obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting the Loan Parties, (b) any contractual restriction with a Person binding on the Loan Parties, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Loan Parties, or (d) the organizational documents of the Loan Parties

5.5 The execution and delivery by the Loan Parties of this Amendment and the performance by each Loan party of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Loan Parties, except as already has been obtained or made; and

5.6 This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid binding obligation of such Loan Part, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts. each of which, when executed and delivered. shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same. The parties agree that a scanned or electronically reproduced copy or image of this Amendment will be deemed an original and may be introduced or submitted in any action or proceeding as competent evidence of the execution, terms and existence hereof notwithstanding the failure or inability to produce or tender an original, executed counterpart of this Amendment and without the requirement that the unavailability of such original, executed counterpart of this Amendment first be proven.

8. Direction. The Administrative Agent hereby confirms that at least a majority of the Lenders have executed this Agreement. The Administrative Agent and each Lender hereby instructs and directs the Backup Servicer, the Paying Agent, the Calculation Agent and the Collateral Agent to execute and deliver this Amendment.

9. Effectiveness. This Amendment shall be deemed effective upon the Amendment Date.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

AP WIP HOLDINGS, LLC, as Borrower

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

AP WIP DOMESTIC INVESTMENTS III, LLC, as Holding Company

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

AP WIP TOWER, LLC, as an Obligor

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

AP WIP WIRELESS INVESTMENTS I, LLC, as an Obligor

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

AP WIP UNION HOLDINGS, LLC as an Obligor

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

13500 S. HARLEM AVE, LLC, as an Obligor

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

175 E. UNION ROAD, LLC, as an Obligor

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

AP SERVICE COMPANY, LLC, as Servicer

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

MIDLAND LOAN SERVICES, a division of
PNC Bank, NATIONAL ASSOCIATION, as
Backup Servicer
By:	/s/ David D. Spotts
Name: David D. Spotts
Title: Senior Vice President Servicing Officer

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Calculation Agent, Collateral
Agent and Paying Agent

By:	/s/ Lucy Hsieh
Name: Lucy Hsieh
Title: Vice President

By:	/s/ Rajesh Rampersaud
Name: Rajesh Rampersaud
Title: Assistant Vice President

GUGGENHEIM CREDIT SERVICES, LLC, as Administrative Agent

By:	/s/ John F. Mulreaney
Name: John F. Mulreaney
Title: Attorney-in-Fact

LENDERS:

Delaware Life Insurance Company

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

EquiTrust Life Insurance Company

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

First Security Benefit Life Insurance and Annuity Company of New York

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Guggenheim Life and Annuity Company

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Horace Mann Life Insurance Company

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Midland National Life Insurance Company

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

North American Company for Life and Health Insurance

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Texas Life Insurance Company

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Wilton Reassurance Company

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Wilton Reassurance Life Company of New York

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact